UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2017

ALTISOURCE RESIDENTIAL CORPORATION
(Exact name of Registrant as specified in its charter)

MARYLAND	001-35657	46-0633510
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Altisource Asset Management Corporation
36C Strand Street
Christiansted, United States Virgin Islands 00820
(Address of principal executive offices including zip code)

(340) 692-1055
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 24, 2017, the Board of Directors (the “Board”) of the Altisource Residential Corporation (the “Company”) expanded the size of the Board to include six members and appointed Wade J. Henderson as a Director of the Company. Since 1996, Mr. Henderson has served as the President and CEO of The Leadership Conference on Civil and Human Rights and The Leadership Conference Education Fund. The Leadership Conference on Civil and Human Rights was founded in 1950 and engages in legislative advocacy on behalf of more than 200 national organizations to promote and protect the civil and human rights of all persons in the United States. The Education Fund was founded in 1969 as the education and research arm of The Leadership Conference. As CEO, Mr. Henderson has increased the size of the coalition from 170 to more than 200 member organizations and has led social justice initiatives and developed strategy on major policy priorities regarding civil and human rights on behalf of The Leadership Conference’s constituent organizations. Under his guidance, The Leadership Conference steered successful campaigns to reauthorize the Voting Rights Act; pass the Help America Vote Act, the Fair Sentencing Act, the Lilly Ledbetter Fair Pay Act, the ADA Amendments Act, the Matthew Shepard and James Byrd, Jr. Hate Crimes Prevention Act and the Dodd-Frank Wall Street Reform and Consumer Protection Act. Since 1998, Mr. Henderson has also acted as the Joseph L. Rauh, Jr., Professor of Public Interest Law at the David A. Clarke School of Law, University of the District of Columbia. Prior to his role with The Leadership Conference, Mr. Henderson was the Washington Bureau director of the NAACP from 1991 to 1996, where he directed the organization’s government affairs and national legislative program. From 1982 to 1991, Mr. Henderson was the associate director of the Washington national office of the ACLU. Mr. Henderson holds a Bachelor of Arts from Howard University and a Juris Doctorate from the Rutgers University School of Law and is a member of the Bar of the U.S. Supreme Court and the District of Columbia.

There are no arrangements or understandings between Mr. Henderson and any other person pursuant to which Mr. Henderson was selected as a Director of the Company, nor are there any family relationships between Mr. Henderson and any of the Company’s Directors or executive officers. There are no transactions between Mr. Henderson and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Altisource Residential Corporation
April 25, 2017	By:	/s/ Robin N. Lowe
Robin N. Lowe Chief Financial Officer